THE NEEDHAM FUNDS, INC.
Needham Growth Fund
Needham Aggressive Growth Fund
Needham Small Cap Growth Fund

SUPPLEMENT DATED JANUARY 24, 2023
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2022

The following supplements the information in "Description of the Funds and Investment Objectives and Policies" in the Statement of Additional Information:

Under normal conditions, the Growth Fund and the Aggressive Growth Fund each invests at least 65% of its respective total assets, and the Small Cap Growth Fund invests at least 80% of its net assets, in the equity securities (principally, common stock) of domestic issuers listed on a nationally recognized securities exchange.  The Funds consider domestic issuers of equity securities to be companies located, organized, or with a majority of assets or business in the United States.

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Please retain this Supplement with the Funds’ Statement of Additional Information for future reference.